EXHIBIT 10.28

                                 AMENDMENT NO. 4
                                       TO
                           LOAN AND SECURITY AGREEMENT

                                             as of July 20, 2004

Congress Financial Corporation (Southern)
200 Galleria Parkway, Suite 1500
Atlanta, Georgia 30339

            Re:   Loan and Security Agreement, dated October 11, 2000

Ladies and Gentlemen:

      Congress Financial Corporation (Southern) ("Lender") and Valentec Wells, LLC, formerly known as Valentec International Corporation, LLC ("Valentec"), Safety Components Fabric Technologies, Inc. ("SCFT"), Automotive Safety Components International, Inc. ("Automotive International"), Automotive Safety Components International GmbH & Co. KG ("German Borrower"), Automotive Safety Components International Limited ("UK Borrower" and together with Valentec, SCFT, Automotive International and German Borrower, individually each a "Borrower" and collectively, "Borrowers"), Safety Components International, Inc. ("Safety"), ASCI Holdings Germany (DE), Inc. ("ASCI Germany"), ASCI Holdings U.K. (DE), Inc. ("ASCI UK"), ASCI Holdings Mexico (DE), Inc. ("ASCI Mexico"), ASCI Holdings Czech (DE), Inc. ("ASCI Czech"), Automotive Safety Components International, S.A. de C.V. ("Automotive Safety Mexico") and Automotive Safety Components International s.r.o. ("Automotive Safety Czech" and together with Safety, ASCI Germany, ASCI UK, ASCI Mexico, ASCI Czech and Automotive Safety Mexico, each individually a "Guarantor" and collectively, "Guarantors") have entered into financing arrangements pursuant to which Lender has made and may make loans and advances to Borrowers as set forth in the Loan and Security Agreement, dated October 11, 2000, by and among Lender, Borrowers and Guarantors, as amended by Amendment No. 1 and Consent to Loan and Security Agreement, dated as of November 2, 2001, Amendment No. 2 to Loan and Security Agreement, dated as of October 11, 2002, and Amendment No. 3 and Consent to Loan and Security Agreement, dated as of October 8, 2003 (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, together with this Amendment (all of the foregoing, including the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements"). All capitalized terms used herein shall have the meaning assigned thereto in the Loan Agreement, unless otherwise defined herein.

      Borrowers and Guarantors have requested that Lender agree to amend the Loan Agreement to, among other things, provide for certain investments by Borrowers and Guarantors in certain Affiliates operating in Asia, including in The People's Republic of China, and in Eastern Europe, including in Romania.

      Lender is willing to agree to such requests subject to the terms and conditions contained herein.

      In consideration of the forgoing and the agreements and covenants contained herein, and for other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1.    Amendments.

            (a)   Definitions.

                  (i) Amendments to Definitions. The definition of "Subsidiary" in Section 1.109 of the Loan Agreement is hereby amended to add the following proviso on to the end of such definition as follows:

                  "provided, that, the term Subsidiary shall not include Safety Asia, Safety HK, or Safety Romania, or any subsidiary of any of them."

                  (ii) Additional Definitions. The following terms shall have the meanings given to them below and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, the following definitions:

                        (A) "Amendment No. 4" shall mean Amendment No. 4 to Loan and Security Agreement, dated as of July 20, 2004, by and among Lender, Borrowers and Guarantors.

                        (B) "June 2004 Consent" shall mean the Consent to Formation of ASCI Holdings Asia Pacific (DE), LLC, dated as of June 7, 2004 by and among Borrowers, Guarantors and Lenders as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                        (C) "Safety Asia" shall mean ASCI Holdings Asia Pacific
(DE), LLC, a Delaware limited liability company, and its successors and assigns.

                        (D) "Safety HK" shall mean SCI China Investment Company, Limited, a company incorporated under the laws of Hong Kong, The People's Republic of China, and its successors and assigns.

                        (E) "Safety Romania" shall mean Automotive Safety Components International RO S.R.L., a company organized under the laws of Romania, and its successors and assigns.

            (b) Loans, Investments and Guarantees.

                (i) Section 9.10 of the Loan Agreement is hereby amended by deleting clause (m) of such Section and replacing it with the following:

                "(m) notwithstanding anything to the contrary set forth in the
            June 2004 Consent, unsecured loans by any Borrower or Guarantor to Automotive Safety Czech, Automotive Safety Mexico, Safety Asia, Safety HK, and Safety Romania, provided, that, as to any such loan, each of the following conditions is satisfied as determined by Lender in good faith: (i) each month Borrowers and Guarantors shall provide to Lender a report in form and substance satisfactory to Lender of the amount of such loans made in the immediately preceding month, any repayments in connection therewith and the outstanding amount thereof as of the last day of the immediately preceding month, (ii) the Indebtedness arising pursuant to any such loan shall not be evidenced by a promissory note or other instrument, unless, the single original of such note or other instrument is delivered to Lender to hold as part of the Collateral, with such endorsement and/or assignment by the payee of such note or other instrument as Lender may require, (iii) as of the date of the making of such loan and after giving effect thereto, the Borrower or Guarantor making such loan is and shall be Solvent, (iv) if the loan is made by a Borrower, as of the date of the making of such loan and after giving effect thereto, the weekly average Excess Availability of the Borrower making such loan for each of the immediately preceding four weeks shall have been not less than the US Dollar Equivalent of US$1,000,000, (v) such loans are permitted under the laws and regulations applicable to each such Borrower or Guarantor and the recipient of any such loans, (vi) as of the date of the making of such loan and after giving effect thereto, no Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default shall exist or have occurred,
            (vii) as of the date of the making of such loan and after giving effect thereto, the aggregate weekly average Excess Availability of all US Borrowers for each of the immediately preceding four weeks shall have been not less than the US Dollar Equivalent of US$5,000,000, (viii) the amount of all such loans to Automotive Safety Czech, Automotive Safety Mexico, Safety Asia, Safety HK, and Safety Romania shall not exceed $10,000,000 in the aggregate and
            (ix) as of the date of the making of such loan, Adjusted Pre-Tax Income of the Borrower or Guarantor making such loan for each of the two most recently ended fiscal quarters shall have been greater than zero;"

      2. Representations, Warranties and Covenants. Each Borrower and Guarantor, jointly and severally, represents, warrants and covenants with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making or providing of any Loans or Letter of Credit Accommodations by Lender to Borrowers:

            (a) neither the execution and delivery of this Amendment, or the documents, agreements or instruments executed or delivered in connection therewith or related thereto (collectively, together with this Amendment, the "Amendment Documents") nor the consummation of the transactions herein or therein contemplated, nor compliance with the provisions hereof or thereof are in contravention of any law or regulation or any order or decree of any court or Governmental Authority applicable to Borrowers or Guarantors or any of their respective Subsidiaries in any respect, or conflict with or result in the breach of, or constitutes a default in any respect under any mortgage, deed of trust, security agreement, agreement or instrument to which any Borrower or Guarantor is a party or may be bound, or violates any provision of the Certificate of Incorporation or By-Laws (or similar organizational documents) of any Borrower or Guarantor;

            (b) the Amendment Documents have been duly authorized, executed and delivered by all necessary action on the part of each Borrower and Guarantor which is a party hereto and thereto and, if necessary, their respective equity holders, and the agreements and obligations of each Borrower and Guarantor contained herein and therein constitute legal, valid and binding obligations of each Borrower and Guarantor enforceable against such entities in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or similar laws limiting creditors' rights generally and by general equitable principles;

            (c) no consent, approval or other action of, or filing with or notice to any Governmental Authority is required in connection with the execution, delivery and performance of any of the Amendment Documents by any Borrower or Guarantor;

            (d) all of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements, each as amended hereby, are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date;

            (e) Safety and Automotive International each represent that Safety Asia, Safety HK and Safety Romania and any subsidiary of any of them shall not engage in any business other than the businesses of Safety and its Subsidiaries on the date hereof and any businesses reasonably related, ancillary or complementary to the businesses in which Safety and its Subsidiaries are engaged on the date hereof which businesses shall be operated by Safety Asia, Safety HK and Safety Romania and any subsidiary of any of them in Asia or Eastern Europe (as applicable), and upon reasonable request by Lender, Borrowers and Guarantors shall provide Lender information with respect to the assets, liabilities, obligations, formation or operations of Safety Asia, Safety HK and Safety Romania and any subsidiary of any of them, including but not limited to any tax returns filed by or on behalf of Safety Asia, Safety HK, Safety Romania or any subsidiary of any of them in any jurisdiction;

            (f) Borrowers and Guarantors have delivered to Lender true, correct and complete copies of the Amendment Documents;

            (g) Safety and Automotive International shall provide Lender with fifteen (15) days prior written notice of the formation of any subsidiaries of Safety Asia, Safety HK or Safety Romania or any subsidiary of any of them and shall provide Lender with such other further information as Lender shall reasonably request with respect thereto; and

            (h) no Event of Default or act, condition or event which with notice or passage or time or both would constitute an Event of Default, exists or has occurred and is continuing after giving effect to the provisions hereof.

      3. Amendment Fee. In consideration of the amendments set forth herein, Borrowers shall on the date hereof, pay to Lender, and Lender may, at its option, charge the account of Borrowers maintained by Lender, a fee in the amount of $5,000, which fee shall constitute part of the Obligations and is fully earned and payable on the date hereof.

      4. Conditions Precedent. The amendments set forth herein shall be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

            (a) Lender shall have received an original of this Amendment, duly authorized, executed and delivered by Borrowers and Guarantors;

            (b) all requisite corporate action and proceedings in connection with this Amendment and the other Amendment Documents shall be in form and substance satisfactory to Lender, and Lender shall have received all information and copies of all documents, including records of requisite corporate action and proceedings which Lender may have requested in connection therewith, such documents where requested by Lender or its counsel to be certified by appropriate corporate officers or governmental authorities;

            (c) no Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default shall exist or have occurred and be continuing after giving effect to the provisions hereof;

            (d) Lender shall have received the fee referred to in Section 3 hereof;

            (e) Lender shall have received a true and correct copy of any consent, waiver or approval to or of this Amendment or any of the other Amendment Documents, which any Borrower or Guarantor is required to obtain from any other Person, and such consent, approval or waiver shall be in form and substance satisfactory to Lender; and

            (f) the aggregate Excess Availability of Borrowers as determined by Lender, as of the effective date of this Amendment, shall be not less than US Dollar Equivalent of US$10,000,000 after giving effect to the transactions contemplated hereunder.

      5. Additional Items To Be Delivered. Each Borrower and Guarantor hereby agrees that, in addition to all other terms, conditions and provisions set forth in the other Financing

Agreements, Borrowers and Guarantors shall deliver or cause to be delivered to Lender by August 30, 2004, true, correct and complete copies of the documents relating to the formation of Safety Asia and Safety HK.

      6. Waiver.

            (a) Subject to the terms and conditions contained herein, Lender hereby waives as of the effective date hereof, the Event of Default arising under Section 9.22(b) of the Loan Agreement as a result of the failure of Borrowers to dissolve the following entities prior to the date hereof: (i) Duchi & Associates, Inc., (ii) Automotive Safety Components - Polska SP. Zo and (iii) Automotive Safety Components Asia-Pacific Ltd. (collectively, the "Corporate Dissolution Default"); provided, that, Lender shall have received evidence, in form and substance satisfactory to Lender that such entities have been dissolved on or before May 1, 2005. Except as Lender may otherwise expressly agree in writing, such waiver shall automatically and without further action by the parties hereto be deemed rescinded and terminated and of no force and effect with respect to the Corporate Dissolution Default any time after May 1, 2005, if Borrowers fail to deliver to Lender, evidence that Borrowers have taken all steps required t by the laws of the applicable jurisdiction to effect such dissolution on or before May 1, 2005, it being understood and agreed that the effect of such recission and termination shall be to permit Lender to exercise its rights and remedies in accordance with the terms of the Loan Agreement with respect to the Corporate Dissolution Default immediately on May 2, 2005 without any further notice or passage of time.

            (b) Lender has not waived and is not by this agreement waiving, and has no present intention of waiving, any other Events of Default, which may have occurred prior to the date hereof, or may be continuing on the date hereof or any Event of Default which may occur after the date hereof, whether similar to the Corporate Dissolution Default or otherwise (other than the Corporate Dissolution Default to the extent set forth in Section 6(a) hereof). Lender reserves the right, in its discretion, to exercise any or all of its rights and remedies arising under the Financing Agreements applicable or otherwise, as a result of any Events of Default which may have occurred prior to the date hereof, or are continuing on the date hereof, or any Event of Default which may occur after the date hereof (other than the Corporate Dissolution Default, to the extent set forth in Section 6(a) above), whether similar to the Corporate Dissolution Default or otherwise, and including the Corporate Dissolution Default upon or after the recission and termination of the waivers provided for above in Section 6(a) above. Nothing contained herein shall be construed as a waiver of the failure of Borrowers to comply with the terms of the Loan Agreement and the other Financing Agreements after such time.

      7. General.

            (a) Effect of this Amendment. Except as expressly provided herein, no other changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent any conflict exists between the terms of this Amendment and the Financing Agreements, the terms of this Amendment shall control.

            (b) Additional Events of Default. The parties hereto acknowledge, confirm and agree that the failure of Borrowers or Guarantors to comply with the covenants, conditions and agreements contained herein shall constitute an Event of Default under the Financing Agreements subject to the cure period set forth in Section 10.1(a)(ii) of the Loan Agreement.

            (c) Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional actions as may be necessary to effectuate the provisions and purposes of this Amendment.

            (d) Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of laws or other rules of law that would result in the application of the law of any jurisdiction other than the State of New York).

            (e) Binding Effect. This Amendment is binding upon and shall inure to the benefit of Lender, Borrowers, Guarantors and their respective successors and assigns. Any amendment contained herein shall not be construed to constitute an amendment to any other or further action by Borrowers or Guarantors or to entitle Borrowers or Guarantors to any other amendment. The Loan Agreement and this Amendment shall be read and construed as one agreement.

            (f) Counterparts, etc. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original but all of which when taken together shall constitute one and the same instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto. This Amendment may be executed and delivered by telecopier with the same force and effect as if it were a manually executed and delivered counterpart.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

                                    SAFETY COMPONENTS FABRIC
                                    TECHNOLOGIES, INC.


                                    By:      /s/ R. Vick Crowley
                                       -----------------------------------------

                                    Title:            Treasurer
                                          --------------------------------------


                                    AUTOMOTIVE SAFETY COMPONENTS
                                    INTERNATIONAL, INC.


                                    By:      /s/ R. Vick Crowley
                                       -----------------------------------------

                                    Title:            Treasurer
                                          --------------------------------------


                                    AUTOMOTIVE SAFETY COMPONENTS
                                    INTERNATIONAL GmbH & CO. KG


                                    By:      /s/ Daniel Karney
                                       -----------------------------------------

                                    Title:            Managing Director
                                          --------------------------------------


                                    AUTOMOTIVE SAFETY COMPONENTS
                                    INTERNATIONAL LIMITED


                                    By:      /s/ Daniel Karney
                                       -----------------------------------------

                                    Title:            Managing Director
                                          --------------------------------------


                                    VALENTEC WELLS, LLC (formerly known
                                    as Valentec International Corporation, LLC)


                                    By:      /s/ R. Vick Crowley
                                       -----------------------------------------

                                    Title:            Treasurer
                                          --------------------------------------

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                    SAFETY COMPONENTS INTERNATIONAL, INC.


                                    By:      /s/ R. Vick Crowley
                                       -----------------------------------------

                                    Title:            Treasurer
                                          --------------------------------------


                                    ASCI HOLDINGS GERMANY (DE), INC.


                                    By:      /s/ R. Vick Crowley
                                       -----------------------------------------

                                    Title:            Treasurer
                                          --------------------------------------


                                    ASCI HOLDINGS U.K. (DE), INC.


                                    By:      /s/ R. Vick Crowley
                                       -----------------------------------------

                                    Title:            Treasurer
                                          --------------------------------------


                                    ASCI HOLDINGS MEXICO (DE), INC.


                                    By:      /s/ R. Vick Crowley
                                       -----------------------------------------

                                    Title:            Treasurer
                                          --------------------------------------


                                    ASCI HOLDINGS CZECH (DE), INC.


                                    By:      /s/ R. Vick Crowley
                                       -----------------------------------------

                                    Title:            Treasurer
                                          --------------------------------------


                                    AUTOMOTIVE SAFETY COMPONENTS
                                    INTERNATIONAL, S.A. de C.V.


                                    By:      /s/ R. Vick Crowley
                                       -----------------------------------------

                                    Title:            Treasurer
                                          --------------------------------------

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                      AUTOMOTIVE SAFETY COMPONENTS
                                      INTERNATIONAL S.R.O.

                                      By:      /s/ Ing Luboslav Vasieck
                                         ---------------------------------------

                                      Title:          Managing Director
                                            ------------------------------------
AGREED:

CONGRESS FINANCIAL CORPORATION
(SOUTHERN)


By:      /s/ Barry M. Dolin
   -----------------------------------

Title:        Vice President
      --------------------------------